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                                                                   Exhibit 10.20

                                PLEDGE AGREEMENT
                                ----------------

     PLEDGE AGREEMENT, dated February 4, 1998, made by Steven R. Skinner ("Pledgor"), to Triton PCS, Inc., a Delaware corporation ("Pledgee").
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     WHEREAS, Pledgor has entered into a Securities Purchase Agreement, dated as of October 8, 1997 (the "Purchase Agreement"; capitalized terms defined therein
                         ------------------
and not otherwise defined herein being used herein as therein defined), with the Company, the other Cash Equity Investors, and the other parties named therein, pursuant to which Pledgor has agreed, among other things, to make Cash Equity Investor Contributions to the Company on the terms and subject to the conditions thereof;

     WHEREAS, Pledgor is the owner of 2,500 shares (the "Pledged Shares") of
                                                         --------------
Series C Preferred Stock, par value $0.01 per share, of the Company;

     WHEREAS, the other parties to the Purchase Agreement have required, as a condition to their execution and delivery of the Purchase Agreement and their consum mation of the transactions contemplated thereby, that Pledgor make the pledge contemplated by this Agreement in order to secure Pledgor's obligation to make capital contributions to the Company in respect of its Unfunded Commitment in accordance with the terms of Section 2.2 of the Securities Purchase Agreement and Section 3.10 of the Stockholders Agreement (the "Unfunded Commitment
                                                     -------------------
Obligations");
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     NOW, THEREFORE, in consideration of the premises and in order to induce the other Purchasers to make their respective Contributions to the Company, Pledgor hereby agrees with Pledgee as follows:

          SECTION 1.  Pledge.  Pledgor hereby pledges to Pledgee, and grants to
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Pledgee a security interest in the following, whether now owned or hereafter acquired (the "Collateral"):
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          (a)  the Pledged Shares and the certificates representing the Pledged
Shares, and all dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (b) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above).

          SECTION 2.  Security for Obligations.  This Agreement secures the
                      ------------------------
Unfunded Commitment Obligations and all Pledgor's obligations under, in respect of or in connection with this Agreement (all such obligations being referred to hereinafter, together with the Unfunded Commitment Obligations, as the "Obligations"). Without limiting the generality of the foregoing, this
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Agreement secures the payment of all
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amounts that constitute part of the Obligations and would be owed by Pledgor to
Pledgee under the Purchase Agreement or Stockholders Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Pledgor.

          SECTION 3.  Delivery of Collateral.  All certificates or instruments
                      ----------------------
representing or evidencing the Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Collateral, subject only to the rights specified in
Section 6(a); provided, that notwithstanding the foregoing, until any transfer
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of beneficial ownership with respect to the Collateral pursuant to any exercise of remedies under Section 11, Pledgor shall continue to be the beneficial owner of the Collateral. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  Representations and Warranties.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Pledgor is the legal and beneficial owner of the presently existing Collateral free and clear of any Lien except for the security interest created by this Agreement and Liens created by the Stockholders Agreement.

          (b) The pledge of the Pledged Shares pursuant to this Agreement, together with the delivery of the Pledged Shares pursuant to Section 3, creates a valid and perfected first priority security interest in the presently existing Collateral, securing the payment of the Obligations.

          (c) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except (x) as may be required in connection with any disposition of any portion of the Pledged Shares by laws affecting the offering and sale of securities generally, (y) that the consent, authorization or approval of the FCC may be required if the exercise of rights or remedies by Pledgee hereunder would result in a voluntary or involuntary assignment of or transfer of control of a License and (z) for the filing of financing statements pursuant to the Code (as defined below) with respect to Collateral).

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          SECTION 5.  Further Assurances.  Pledgor agrees that at any time and
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from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation, all action specified in Section 13.

          SECTION 6.  Voting Rights; Dividends; Etc. (a) Unless and until
                      -----------------------------
Pledgor shall fail to pay in full within 35 days of the due date any of the Unfunded Commitment Obligations:

          (i) Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Stockholders Agreement.

          (ii) Pledgor shall be entitled to receive and retain any and all dividends and interest, cash, instruments and other property paid in respect of the Collateral, provided that any and all
                                --------

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

     shall be, and shall be forthwith delivered to Pledgee to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement or assignment).

          (b) In the event that Pledgor shall fail to pay in full within 35 days of the due date any of the Unfunded Commitment Obligations:

          (i) All rights of Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i), and to receive the dividends, interest, cash,


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     instruments and other property which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii), shall cease, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

          (ii) All dividends and interest payments that are received by Pledgor contrary to Section 6(b)(i) shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee as Collateral in the same form as so received (with any necessary endorsement or assignment).

          (c) Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5(b)(i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to Sections 6(a)(ii) and 6(b)(ii).

          SECTION 7.  Transfer Restriction.  Pledgor shall not Transfer (as such
                      --------------------
term is defined in the Stockholders' Agreement) any Pledged Shares or other Collateral to any Person, unless this Pledge Agreement remains in effect with respect to all of the Collateral (if any) other than the Collateral being Transferred and concurrently with such Transfer the transferee pledges all of the transferred Collateral in favor of the Company pursuant to a pledge agreement in the form of this Pledge Agreement. The Pledgee shall release the security interest created by this Agreement to the extent necessary in order to facilitate any Transfer complying with the terms of this Section 7.

          SECTION 8.  Pledgee Appointed Attorney-in-Fact.  If at any time the
                      ----------------------------------
Pledgor shall fail to pay in full within 35 days of the due date any of its Unfunded Commitment Obligations, Pledgee shall automatically and without further action become Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Pledgor under Section 6), including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          SECTION 9.  Pledgee May Perform.  If Pledgor fails to perform any
                      -------------------
agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 12.

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          SECTION 10.  Pledgee's Duties.  The powers conferred on Pledgee
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the reasonable care in the custody and preservation of any Collateral in its possession and the accounting for monies and other instruments and property actually received by it hereunder, Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Pledgee accords its own property.

          SECTION 11.  Remedies Upon Default.  In the event that Pledgor shall
                       ---------------------
fail to pay in full within 35 days of the due date any of its Obligations:

          (a) Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code")
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(whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reason able. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by Pledgee as Collateral and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Pledgee pursuant to Section 12) in whole or in part by Pledgee against, all or any part of the Obligations then due. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the Obligations shall be paid over to Pledgor.

          SECTION 12.  Interest and Expenses.  In the event that Pledgor shall
                       ---------------------
fail to pay in full within 35 days of the due date any of the Unfunded Commitment Obligations, it will upon demand pay to Pledgee (a) in respect of the period commencing on the date of such payment default and ending on the date its Unfunded Commitment

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equals zero, interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of its Unfunded Commitment at a fluctuating rate per annum equal to the Company's borrowing rate under the Credit Agreement, plus four percent (4%), provided that in no event shall the--------Pledgor be obligated to pay interest in excess of the maximum interest rate permitted under applicable law, and (b) the amount of all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Pledgee may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  Amendments, Etc.  No amendment or waiver of any provision
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of this Agreement, and no consent to any departure by Pledgor here from, shall in any event be effective unless the same shall be in writing and signed by Pledgee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 14.  Notices.  All notices and other communications provided
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for hereunder shall be in writing and shall be delivered by hand, by nationally recognized overnight courier or by facsimile transmission, in each case to the address for the recipient specified in the Purchase Agreement. All such notices and other communications shall be effective upon delivery or upon facsimile transmission, when confirmed by return facsimile transmission.

          SECTION 15.  Continuing Security Interest.
                       ----------------------------

          (a) This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the date Pledgor's Unfunded Commitment equals zero, or, if Pledgor shall have failed to pay in full when due any of the Unfunded Commitment Obligations, the later of such date and the date it has paid in full in cash all of the Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of, and be enforceable by, Pledgee and its successors.

          (b) Pledgee agrees to release the Collateral upon deposit by Pledgor into a cash collateral account in favor of Pledgee, the terms of which cash collateral account shall be acceptable to Pledgee in its sole discretion, the aggregate amount of the cash equal to Pledgor's remaining Unfunded Commitment Obligations.

          SECTION 16.  Release and Termination.  Upon the date Pledgor's
                       -----------------------
Unfunded Commitment equals zero, or, if Pledgor shall have failed to pay in full when due any of the Unfunded Commitment Obligations, the later of such date and the date it has paid in full in cash all of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such

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termination, Pledgee will, at Pledgor's expense, release to Pledgor all
Collateral then held by it and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          SECTION 17.  Governing Law; Terms.  This Agreement shall be governed
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by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless other wise defined herein or in the Purchase Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

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          IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            STEVEN R. SKINNER


                                            ---------------------------


Agreed and Accepted:

TRITON PCS HOLDINGS, INC.


By_______________________
  Name:
  Title:

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